Multimedia Games

Investor Presentation

February 2012

MULTIMEDIA GAMES

Safe Harbor Statement

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that are intended to qualify for the "safe harbor" from liability established by the Private Securities Litigation Reform Act of 1995. The words or phrases "believe", "will", "expect", "continue", "are confident that", "intend", "plan", "seek", "estimate", "project", "may", or the negative or other variations thereof, or comparable terminology, signify such forward-looking statements. All forward-looking statements reflect the current expectations and views of the Company. The preparation of this presentation and the forward-looking statements contained herein also require that the Company make estimates and assumptions regarding, among other items, target dates, operations, valuations, financial outlook, regulatory enforcement, technical compliance, and amounts of assets, liabilities, revenues, sales and expenses. Actual results in the Company's performance may differ materially from the possible results expressed in or implied by such forward-looking statements, or from the current expectations, views, estimates, and assumptions.

The Company's ability to perform as contemplated in this presentation, including without limitation, its ability to enter into or remain in any new or existing jurisdictions or to sell new or existing products, is subject to numerous risks, such as, without limitation, customer concentration, competition from other suppliers, regulatory approvals, licensing requirements, intellectual property considerations, and other known and unknown circumstances. Those and other risks are described in the Company's filings with the Securities and Exchange Commission, including without limitation, under "Risk Factors" in the Company's reports on Form 10-K and Form 10-Q. Many of such risks cannot be predicted or quantified, or may be beyond the Company's control. If any of these or other risks were to occur, the Company's business and financial condition, including the trading price of its common stock, could be materially harmed.

All forward-looking statements contained herein speak only to the facts and circumstances existing as of the date of this presentation. Except as required by applicable law, the Company does not undertake and expressly disclaims any obligation to update or revise any forward-looking statements, estimates, projections, dates, or risks, whether as a result of new information, future events, changed circumstances, or otherwise.



FY Q1 2012 Highlights

- Q1F12 Y/Y revenue growth of just over 21%
  - Unit sales increased 58% Y/Y
  - Domestic installed base grew 11% Y/Y
    - Installed units outside of OK grew by 57% Y/Y
- Q1F12 EPS of $.21 per share, highest since Q4F04
- Free cash flow just under $6M for the quarter
- Cash of $53.7M, with net cash of just under $18M at 12/31/11
- Nine consecutive sequential quarters of improved operating income
- Nevada license granted in September, 2011

Key Financial Metrics

Market Statistics			($USD in millions except per share data)		
Stock price (2/02/12)	$	10.50	Diluted Shares Outstanding		27.99
52 week high	$	10.71	Market Capitalization	$	284.55
52 week low	$	3.87	Total Debt*	$	36.08
Avg Daily Volume		0.19	Total Cash*	$	53.75
Basic Shares Outstanding		27.10	Note receivable*	$	22.28
Sell Side Analysts:			Enterprise Value	$	266.88
Roth		Buy	Enterprise Value w/Note	$	244.60
Brean Murray, Sidoti		Hold			

Financial Metrics and Valuation			Top Holders/Percent Owned (9/30/11)	
TTM Revenues**	$	134.04	The Baupost Group	9.5%
TTM EBITDA**	$	60.85	Blackrock Fund Advisors	7.7%
TTM EPS**	$	0.46	Epoch Investments	7.6%
TTM Free Cash Flow**	$	33.48	Dolphin Group	6.4%
EV/TTM EBITDA		4.39	Dimensional Fund Advisors	5.1%
EV w/Note/TTM EBITDA		4.02	Acadian Asset Management	3.7%
EV/TTM Free Cash Flow		7.97		
TTM P/E		22.76		

* Balance sheet date December 31, 2011

** FY12 Q1 and the 3 preceeding quarters

Company Overview

A large recurring revenue base, coupled with a newly created sales business

Gaming Operations

- Comprise 72% of Q1F12 revenues, which we believe is highest % of all public gaming manufacturers
- 9,633 unit domestic installed base in 17 states as of 12/31/11, up 11% since Q1F11
- Majority of recurring revenues on a revenue sharing arrangement

Game Sales

- F2011 unit sales rose 24% to 1,150
- Q1F12 unit sales rose 58% YOY
- 60 TournEvent systems installed through 12/31/11
- Continue to garner new licenses in major commercial markets such as MS and LA; recently approved in NV
- Above average ASP and gross margins

Revenue Breakout



120%
100%
80%
60%
40%
20%
0%
15%
0%
85%
9%
12%
79%
9%
16%
75%
7%
21%
72%
F2009
F2010
F2011
Q1F12
Other Equip & Systems
Proprietary Game Sales
Gaming Operations

Other Highlights

- 45 new customers (+49%) added in F2011
- Limited access to US gaming market
- Estimated US ship share of approximately 2%*

Composition of Revenues

Revenue Breakout (Q1F12)


29%
Game sales
31%
9%
5%
23%
3%
Chickasaw
Other gaming ops markets
Cheyenne & Arapahoe
Mexico
NY Lottery
Games, equip & systems

U.S. Installed Base


12,000
10,000
8,000
6,000
4,000
2,000
0
Continued Revenue Diversification

	Q4 F10	Q1 F11	Q2 F11	Q3 F11	Q4 F11	Q1 F12
Other US	3,143	3,467	3,648	3,721	4,164	4,462
Chickasaw Nation	5,105	5,205	5,205	5,212	5,215	5,171

Gaming Operations – Installed Base

- Chickasaw
  - One of the largest and most successful tribal operators in the US
  - Operate approximately 15,000 gaming machines at 18 properties
  - Represent 35% and 31% of F2011 and Q1F12 revenues, respectively
  - Contracted units up for renewal in various tranches in F2015, F2016 and F2017

Property	Current MGAM	Total Floor	Previous Expiration	Current Expiration
Winstar I, Price Δ FY13	1,045	6,687	2013	2017
Riverwind 20% rev share	964	2,734	2013	2016
Winstar II, 20% rev share	1,369	6,687	NA	2015
Newcastle 20% rev share	604	2,358	2009	2016

- Non-Chickasaw footprint has grown each quarter since Q4F10
- Cheyenne & Arapahoe - Oklahoma
  - Contract for unit placements through F2015
- In F2011, non-Oklahoma installed base grew 56%
  - Majority of the growth from new markets (CA, CT, LA, FL and MS)
- Mexico
  - Focus on ROIC and contemplates unit reductions over time to maximize cash flows
  - Revenues expected to decline

Gaming Operations – New York Lottery

- Long-term agreement through 2017
- Provide the Central Determinant System for the New York Lottery 17,000 VLTs currently in operation
- Phase I and II of Resorts World New York now open
- Y/Y growth from F2010 to F2011 of 20%
- Y/Y growth from Q1F11 to Q1F12 of 60%


New York Lottery Revenue
In millions
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$7,840
$9,369
$2,018
$3,235
F2010
F2011
Q1F11
Q1FY12

Gaming Equipment Sales

- Proprietary game sales began in F2010
- Games are offered for sale into all regulated U.S. markets in which the Company is licensed (CIII, CII, VLT)
- F2011 average selling price of $17,000+ per machine among the industry's highest
- Entered 11 new markets and added 45 new customers since the beginning of F2010
- Unit sales of 930 in F2010 grew to unit sales of 1,150 and 408 in F2011 and Q1F12, respectively
  - Approximately 2% ship share in F2011 while addressing only 25% of the U.S. market

Game sale revenue


In thousands
$25,000
$20,000
$15,000
$10,000
$5,000
$0

	F2010	F2011	Q1F11	Q1F12
Game sale revenue	$14,369	$20,447	$3,379	$7,456

Total States with Unit Sales


1
6
7
8
10
14
15
Q1F10
Q4F10
Q1F11
Q2F11
Q3F11
Q4F11
Q1F12

Drivers of Recent Success



Research & Development

- Focused on making great games deployable into all US gaming markets
- R&D spend as a percentage of revenue at 10% in F2010 and F2011
- Significant increase in new title output
- Austin-based team includes traditional software developers and traditional game developers
- Off-shore development partner capable of porting 60-80 games annually to address each US gaming market
- New, robust gaming platform under development should further increase game development efficiencies and allow entry into several new jurisdictions



Title Output
80
70
60
50
40
30
20
10
0
F2009
F2010
F2011
New Game Releases
Conversion to CII, CIII or VLT

TournEvent®

- Award winning tournament system
- Installed at 60 casinos as of 12/31/11
- Each system installation includes, on average, 12-14 machines
- Currently highest priced product in our portfolio, with an average selling price between $18k to $19.5k
- Allows for “in-revenue” play and “out of revenue” tournaments with the push of a button
- Brings unparalleled excitement to the slot floor




TournEvent Installations
70
60
50
40
30
20
10
0
9
18
26
31
47
60
F4Q10
F1Q11
F2Q11
F3Q11
F4Q11
F1Q12

Award-Winning Innovation

- Development of proprietary games and cabinets reenergized in early F2010
- In two years:
  - Consistent recognition for the #1 slot tournament product in the country
  - CEM award winner in 2010 and 2011 for best slot floor technology (TournEvent®)
  - Side Action® recently awarded top 20 most innovative gaming technology by Casino Journal


CEM'S
SLOT FLOOR TECHNOLOGY
Award Winner
2010
CEM'S
SLOT FLOOR TECHNOLOGY
Award Winner
2011
TOURN
EVENT


SIDE ACTION
Series
Casino JOURNAL
Top 20 Most Innovative Gaming Technology Products Awards 2010
CEM'S
SLOT FLOOR TECHNOLOGY
Award Winner
2011

Recent Success

Washington State

- Approximately 26,000 units in operation across the state, estimated replacement rate of 2,600 – 3,100 annually
- MGAM competes head-to-head with Bally, IGT and WMS
- In F2011, Multimedia Games achieved estimated ship share of approximately 20% - 25%
  - Sold over 600 units in F2011 and over 700 units in F2010
  - Placed product at four new facilities
- Multimedia Games has an estimated 8 - 10% total floor share
- Success driven by:
  - Great product (Meltdown, new introductions)
  - Long-term brand loyalty
  - Strong, established sales team

California

- Approximately 90,000 units in operation across the state, Multimedia had 0 games in the market in Q1F10
- Built out sales team in F2011
- MGAM sold just under 100 units in Q4F11 and a total of 153 units for the year
- MGAM's participation footprint has grown from 0 units in Q1F10 to over 300 units by the end of F2011
- MGAM has added 13 new customers and 14 new facilities in the past 2 years
- Success driven by:
  - Great products
  - Strong CII and CIII offering
  - Strong, new sales team

Growth Opportunities



Expanding Jurisdictions & Licenses

- Combination of new licenses and increased number of jurisdictions helping to grow total addressable market
- Current and pending markets represent nearly 670,000 total units across 20 states
- Recent approvals include Nevada
  - Initial sales and placements anticipated in F2013
- Pending new markets include Pennsylvania, Michigan, Ohio*



# of states
25
20
15
10
5
0
160
140
120
100
80
60
40
20
0
# of licenses
F1Q10 F2Q10 F3Q10 F4Q10 F1Q11 F2Q11 F3Q11 F4Q11 F1Q12
Licenses
States

SOURCE: Company estimates (total addressable market opportunity)

*timing of licenses and revenues are not known and subject to change

Gaming Operations

- Continued customer and market diversification
  - Continued penetration into CA, CT, FL, LA and MS
  - In F2011, our installed base grew 56% outside of Oklahoma
  - Newer markets generally have higher daily WPU v. our traditional markets
  - Q1F12 gaming operations revenues increased 13% year over year
- Resurgence in Class II markets
  - High performing games offer tax advantages for operators
  - Principal opportunity in Oklahoma and California
- Introduction of premium High Rise Games
  - Entry into multi-billion dollar premium participation segment
- Opening of Resorts World NYC

- Maintain existing business with key customer
  - Recent contract extensions preserve close to 90% of our existing installed base with our largest customer into F2015

Gaming Equipment & System Sales -Existing Markets

- Increase ship share through introduction of new products, sustained WPU performance and re-built sales team
  - OK estimated market share of 14%
  - CA estimated market share of less than 1%
  - WA estimated market share of 8-10%
    - F2011 estimated ship share of over 20%
  - NY (tribal) estimated market share of under 9%
  - In these markets, MGAM has a combined estimated market share of just over 6%
- TournEvent
  - "Calling card" to penetrate new and existing customers
  - Availability in WA in F2012
  - Regional/national branding opportunity


MGAM Est. Market Share
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
OK
CA
NY
WA
MGAM Units
Total Market


MGAM Units in OK, CA, NY, WA 6%
MGAM Opportunity 94%

Gaming Equipment & System Sales – New Markets

- Penetrate New Markets
  - Hired new sales team for new markets in F2011
  - Continue to add sales and service personnel as new licenses obtained
  - Placement of new products
  - Majority of field trials turning into revenues
- Market share remains under 1% in several significant jurisdictions
  - FL, CT, LA, MS, NV (initial Nevada sales expected in F2013)
- In these markets, MGAM has sold just under 200 units out of a possible 290,000 units

Jurisdiction	Total Addressable Market
Florida	40,000
Connecticut	15,000
Louisiana	29,000
Mississippi	41,000
Nevada	165,000

Capital Structure

Balance Sheet

- Cash of $53.7 million as of 12/31/11
- One of a few public gaming manufacturers with a net cash position, $17.7 million as of 12/31/11
- Net debt reduced by $104.7 million since Q2F09
- High conversion of revenue to cash–typically 10%-25% of each revenue dollar turns to free cash flow

New Credit Facility

- $74 million credit facility, matures in August 2016
- $36.1 million outstanding at December 31, 2011
- Current cash interest rate of less than 4.00%
- Flexibility for capital distribution

$15M Share Repurchase Authorization

- Announced in December 2010
- Through Q1F12, the Company has repurchased $11.9 million or 2.2 million shares

Debt Reduction



$ in millions
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
($20.0)
($40.0)

	Q2F09	Q3F09	Q3F10	Q3F11	Q4F11	Q1F12
Debt	$96.3	$83.1	$59.8	$44.1	$37.0	$36.1
Net Debt	$87.0	$73.6	$29.0	($5.2)	($9.7)	($17.7)

Cash Generated vs. Revenue



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q3F09 Q4F09 Q1F10 Q2F10 Q3F10 Q4F10 Q1F11 Q2F11 Q3F11 Q4F11 Q1F12
Gross Cash Flow
Free Cash Flow
Gross Cash Flow as % of Net Revenue

MULTIMEDIA GAMES

(1) Gross cash flow is defined as cash flow from operating activities plus cash flows from investing activities
(2) Free cash flow is defined as cash flow from operating activities less the acquisition of property and equipment

Summary

- Revenue growth
  - F2011 represented our first revenue growth year since F2008 - 8.4% from the prior year
  - Q1F12 total revenues increased 22% from the prior year
- Operating and GAAP Net Income year since F2008
  - F2011 represents our first operating income year since F2008 - operating income of $6.2 million in F2011 v. an operating loss of $10.6 million in F2010
  - Q1F12 operating income represents the ninth sequential quarter of improved operating income at $3.8 million v. a loss of $1.1 million in the prior year period
- New products such as Side Action®, Ice on Fire® and the award winning TournEvent® are receiving consistently great reviews from operators and players
- Select customer testimonials
  - "We had the distinct pleasure of being chosen as the field trial site in Mississippi to install Multimedia Games' new TournEvent system. The tournaments were a breeze to operate but more importantly, our players had an absolute blast playing the games." *(Dir. Of Slot Operations, Palace Casino, Biloxi, MS)*
  - "We put Multimedia Games in for a 45-day trial period and converted that trial to a purchase after only 30 days on the floor." *(Dir. Of Gaming Operations, Shooting Star Casino, Mahnomen, MN)*

And We're Just Getting Started…

- Underrepresented on casino floors with less than 1% U.S. market share and 2% ship share in F2011
- Keen focus on licensing efforts is opening up additional U.S. markets
- Received NV gaming license in September 2011; expect first sales in F2013
- Launching High Rise Games™ in F2012
  - MoneyBall™
  - Jackpot Factory®
  - One Red Cent Deluxe®
  - A Girl's Best Friend® Deluxe®
  - White Hot Progressive™



Why Invest in MGAM?

Growth Opportunities

- Expect to grow EPS by over 100% in F2012
- EPS range increased from $.23 - $.26 to $.42 - $.45 per share
- Underpenetrated in existing U.S. markets
- Increased product momentum
- Resurgence in Class II as high-performing games provide tax advantages for operators
- Recently licensed in several significant markets, including Nevada
- Expected growth from New York Lottery with Resorts World New York opening in F2012
- Opportunity in multi-billion dollar premium participation segment

Stability and Predictability

- Recurring revenues represent 72% of total revenues
- One of a few public company manufacturers with a net cash position
- Very low leverage, with total debt less than 1 X EBITDA
- Consistent track record of cash generation over last two years
- Breakthrough to profitability in F2011